                                                                    EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT
                            ------------------------

     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is dated as of the 6th day of January 1994, by and between INTEGRATED MEDICAL SYSTEMS, INC., a Colorado corporation ("IMS") and McKESSON CORPORATION, a Delaware corporation ("McKesson").

     WHEREAS, McKesson previously has invested in IMS through (i) a $250,000 purchase of 50,000 shares of IMS common stock and (ii) the purchase of a note dated September 22, 1993 ln the principal amount of $500,000 convertible into IMS common stock (the "Common Note");

     WHEREAS, McKesson and IMS have entered into a Network Sponsorship and Participation Agreement dated November 17, 1993 (the "Sponsorship Agreement");

NOW, THEREFORE, McKesson and IMS hereby agree as follows:

1.  PURCHASE AND SALE OF STOCK
    --------------------------

     1.1.  SALE AND ISSUANCE OF PREFERRED STOCK.  Subject to the terms and
           ------------------------------------
conditions of this Agreement, McKesson agrees to purchase at the Closing and IMS agrees to sell and issue to McKesson at the Closing: (i) 1,250,000 shares of IMS 1993 Series C Convertible Preferred Stock (par value $0.01 per share), at a price of $4.00 per share (the "First Tranche Shares"); and (ii) 1,000,000 shares of IMS 1993 Series C Convertible Preferred Stock

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(par value $0.01 per share), at a price or $5.00 per share (the "Second Tranche
Shares"). The First Tranche Shares and the Second Tranche Shares shall be referred to collectively as the "Shares."

     1.2.  CLOSING.  The purchase and sale of the Shares shall take place at the
           -------
offices of McKesson at 10:00 p.m., on January 14, 1994, or at such other time and place as McKesson and IMS shall mutually agree, either orally or in writing (which time and place are designated as the "Closing"), provided, however, that, if the Closing does not take place on or before January 31, 1994, this Agreement shall terminate and be without further effect. At the Closing, IMS shall deliver to McKesson a certificate representing the First Tranche Shares and shall deliver to the Escrow Agent a certificate representing the Second Tranche Shares against payment of the aggregate purchase price of $10,000,000.

     1.3.  PAYMENT OF PURCHASE PRICE.
           -------------------------

     1.3.1. McKesson shall pay IMS at the Closing $4,500,000, less the amount of the Accrued Interest defined below, for the purchase of the First Tranche Shares by federal funds, wire transfer, or such other form of immediate funds as shall be mutually agreed upon by McKesson and IMS. As further consideration for the First Tranche Shares, McKesson shall cancel the Common Note, representing IMS' indebtedness of $500,000 plus

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accrued interest under the Note as of the Closing (the "Accrued Interest") to
McKesson.

     1.3.2. MS acknowledges receipt, prior to the Closing, of $1,000,000 toward the purchase of the Second Tranche Shares under the terms of the Sponsorship Agreement. As the remaining payment for the Second Tranche Shares, McKesson shall deposit with the Escrow Agent the sum of $4,000,000, such deposit to constitute an escrow fund (the "Escrow Fund") to be governed by the terms set forth in Section 1.4 and in the Escrow Agreement.

     1.4.  ESCROW PROVISIONS.
           -----------------

     1.4.1.  ESCROW PERIOD.  The Escrow Fund shall remain in existence until
             -------------
October 31, 1994 (the "Escrow Period"), except as provided in Section 1.4.3.

     1.4.2.  PERFORMANCE STANDARDS.  If McKesson determines that IMS has met the
             ---------------------
Performance Standards set forth in Schedule 1, McKesson shall instruct the Escrow Agent to deliver the Escrow Fund to IMS as set forth in Section 1.4.3 and upon such delivery the Escrow Agent shall deliver to McKesson the certificate for the Escrow Shares.

     1.4.3.  INSTRUCTIONS FOR DELIVERY OF ESCROW FUNDS.  Upon receipt by the
             -----------------------------------------
Escrow Agent on or before the last day of the

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Escrow Period of an Officer's Certificate instructing the Escrow Agent to pay the Escrow Fund to IMS, the Escrow Agent shall deliver to IMS, as promptly as practicable, the amount of money or other assets held in the Escrow Fund and shall deliver to McKesson the Escrow Shares.

     1.4.4.  DISTRIBUTION OF THE ESCROW FUNDS.  Promptly following termination
             --------------------------------
of the Escrow Period, the Escrow Agent shall deliver to McKesson all of the funds in the Escrow Fund unless there has been an Officer's Certificate theretofore properly delivered to the Escrow Agent under Section 1.4.3.

     1.4.5.  RETURN OF SHARES.  At such time, if any, as the Escrow Agent
             ----------------
delivers to McKesson the funds in the Escrow Fund, the Escrow Agent shall return to IMS the certificate representing the Escrow Shares.


2.  REPRESENTATIONS AND WARRANTIES OF IMS
    -------------------------------------
     IMS hereby represents and warrants to McKesson the following, except as set forth in the schedule of exceptions attached hereto as Schedule 2, specifically identifying the relevant subparagraph(s) hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

     2.1.  ORGANIZATION: GOOD STANDING; QUALIFICATION.  IMS is a corporation
           ------------------------------------------
duly organized, validly existing, and in good

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standing under the laws of the State of Colorado, has ail requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted, to execute and deliver this Agreement, the Stockholder's Rights Agreement, the Escrow Agreement, the Certification of Designation, the Warrants and any other document to which IMS is a party, the execution and delivery or which is contemplated hereby (collectively, the "Alliance Documents"), to issue and sell the Shares, the Common Stock issuable upon conversion of the Shares and the Preferred Stock issuable upon exercise of the Warrants, and to carry out the provisions of this Agreement, the Warrants, the Stockholder's Rights Agreement and each Alliance Document. IMS is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, prospects or financial condition.

     2.2.  AUTHORIZATION.  All corporate action on the part of IMS, its
           -------------
officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, and each Alliance Document, the performance of all obligations of IMS hereunder and thereunder at the Closing and the authorization, issuance (or reservation for issuance), sale, and delivery of the Shares, the Common Stock issuable upon conversion of the Shares and the Preferred Stock issuable upon exercise of the Warrants has been taken or will be taken prior to the Closing, and this

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Agreement and each Alliance Document constitute valid and legally binding obligations of IMS, enforceable in accordance with their respective terms except; (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally; or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

     2.3.  VALID ISSUANCE OF SERIES C PREFERRED STOCK.  The Shares, when issued,
           ------------------------------------------
sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Shares and Preferred Stock issuable upon exercise of the Warrants purchased under this Agreement have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

     2.4. GOVERNMENTAL CONSENTS. No consent, approval, qualification, order or
          ---------------------
authorization of, or filing with, any

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local, state or federal governmental authority, is required on the part or IMS in connection with IMS' valid execution, delivery or performance or this Agreement, the offer, sale or issuance of the Shares by IMS, the issuance of Common Stock upon conversion of the Shares or the issuance of Preferred Stock upon exercise of the Warrants, except that any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

     2.5.  CAPITALIZATION AND VOTING RIGHTS.  The authorized capital of IMS
           --------------------------------
consists, or will consist prior to the Closing, of:

     2.5.1.  PREFERRED STOCK.  500,000 shares of Series A Preferred Stock, par
             ---------------
value 51.00 per share, none outstanding and none available for issuance. 2,000,000 shares of Series B Preferred Stock, par value $1.00 (the "Series B Preferred Stock"), all of which are issued and outstanding and are convertible into 1,333,333 shares of Common Stock. The rights, privileges and preferences of the Series B Preferred Stock are as stated in IMS' Certificate of Incorporation. 5,000,000 shares of Series C Preferred Stock, $.01 par value, of which none are issued or outstanding.

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     2.5.2.  COMMON STOCK. 20,000,000 shares or common stock ("Common Stock"),
             ------------
no par value, of which 5,973,369 shares are issued and outstanding, 1,333,333 shares are reserved for issuance upon exercise of outstanding warrants, and 1,600,000 shares are reserved for issuance to holders of employee options upon exercise.

     2.5.3.  STOCKHOLDERS.  The outstanding Series B Preferred Stock, Common
             ------------
Stock, Warrants and employee options are owned by the stockholders and employees and in the amounts specified in Schedule 3 hereto.

     2.5.4.  REGISTRATION.  The outstanding shares of Series B Preferred Stock
             ------------
and Common Stock have been issued in accordance with the registration or qualification provisions of the Securities Act of 1933 and any relevant state securities laws or pursuant to valid exemptions therefrom.


     2.5.5.  OUTSTANDING OPTIONS.  Except as described on Schedule 2, there are
             -------------------
not outstanding any options, warrants, rights (including conversion or preemptive rights and rights of first refusal) or agreements for the purchase or acquisition from IMS of any shares of its capital stock. IMS is not a party or subject to any agreement or understanding, and, to the best of IMS' knowledge, there is no agreement or understanding between any persons that affects or relates to the voting or giving of

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

written consents with respect to any security or the voting by a director of IMS.

     2.6.  SUBSIDIARIES.  IMS does not own or control, directly or indirectly,
           ------------
any interest or investment (whether equity or debt) in any corporation, association, partnership, business, trust or other entity, except as listed in
Schedule 2 (each a "Present Subsidiary"). Each Present Subsidiary is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation, and has all necessary corporate power an authority to own, lease, and operate its properties and to carry on its business as it is now conducted. All issued and outstanding shares of capital stock of each Present Subsidiary are duly authorized, validly issued, fully paid and nonassessable, and are owned by IMS free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges, and restrictions. IMS has full power to transfer these shares without obtaining the consent or approval of any other person or governmental authority except for obtaining a consent to transfer from the proper state authority of the state in which the Present Subsidiary is incorporated. There are not outstanding rights, options, warrants, subscriptions, calls, convertible securities or agreements of any kind under which a Present Subsidiary is or may become obligated to issue or to transfer any shares of its capital stock of any kind.

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     2.7.  CONTRACTS AND OTHER COMMITMENTS.  IMS does not have any contract,
           -------------------------------
agreement, lease, commitment or proposed transaction, written or oral, absolute or contingent, other than (i) contracts for the purchase or supplies and services that were entered into in the ordinary course of business and that do not involve more than $50,000, and do not extend for more than one (1) year beyond the date hereof, (ii) sales contracts entered into in the ordinary course of business, and (iii) contracts terminable at will by IMS on no more than thirty (30) days' notice without cost or liability to IMS and that do not involve any employment or consulting arrangement and are not material to the conduct of IMS' business. For the purpose of this paragraph, employment and consulting contracts and contracts with labor unions, and license agreements and any other agreements relating to the acquisition or disposition of IMS' technology, shall not be considered to be contracts entered into in the ordinary course of business.

     2.8.  RELATED-PARTY TRANSACTIONS.  No employee, officer, or director of IMS
           --------------------------
or member of his or her immediate family thereof is indebted to IMS, nor is IMS indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of IMS' knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which IMS is affiliated or with which IMS has a business relationship, or any firm or corporation that competes with IMS. To the best of IMS' knowledge, no officer or director or any member of their

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immediate families is, directly or indirectly, interested in any material contract with IMS.

     2.9.  REGISTRATION RIGHTS.  IMS is not obligated to register under the
           -------------------
Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

     2.10.  PERMITS.  IMS has all governmental franchises, permits, licenses,
            -------
and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of IMS and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. IMS is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

     2.11.  COMPLIANCE WITH OTHER INSTRUMENTS.  IMS is not in violation or
            ---------------------------------
default in any material respect of any provision of its Certificate of Incorporation or Bylaws or in any material respect of any provision of any mortgage, indenture, agreement, instrument or contract to which it is a party or by which it is bound or of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to IMS. The execution, delivery and performance by IMS of this Agreement, and each

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Alliance Document, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge or encumbrance upon any assets of IMS or the suspension, revocation, impairment, forfeiture, or non-renewal of any material permit, license, authorization or approval applicable to IMS, its business or operations, or any of its assets or properties.

     2.12.  LITIGATION.  There is no action, suit, proceeding or investigation
            ----------
pending or currently threatened against IMS that questions the validity of this Agreement, or any of the Alliance Documents or the right of IMS to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse change in the assets, business properties, prospects or financial condition of IMS, or in any material change in the current equity ownership of IMS. The foregoing includes, without limitation, any action, suit, proceeding or investigation pending or currently threatened involving the prior employment of any of IMS' employees, their use in connection with IMS' business of any information or techniques allegedly proprietary, to any of their former employers, their obligations under any agreements with prior employers, or negotiations by IMS with potential backers of, or investors in, IMS or its proposed

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business.  IMS is not a party to, or to the best of its knowledge, named in any order, writ, injunction, judgment or decree of any court of government agency or instrumentality. There is no action, suit or proceeding by IMS currently pending or that IMS currently intends to initiate.

     2.13.  RETURNS AND COMPLAINTS.  IMS has received no customer complaints
            ----------------------
concerning its products or services that, if true, would materially adversely affect the operations or financial condition of IMS.

     2.14.  DISCLOSURE.  IMS has provided McKesson with all the information that
            ----------
McKesson has requested for deciding whether to purchase the Shares and to enter into the transactions contemplated by this Agreement and the Alliance Documents, and all information which IMS believes is reasonably necessary to enable McKesson to make such decision. To the best of IMS' knowledge after reasonable investigation, neither this Agreement nor any other written statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

     2.15.  MANAGEMENT PLAN.  The Management Plan, dated August 28, 1993,
            ---------------
previously delivered to McKesson (the "Management Plan") was prepared in good faith by IMS and does not, to the best of IMS' knowledge after reasonable investigation, contain any untrue statement of a material fact nor does it omit to state a material fact necessary to make the statements therein not misleading, except that with respect to projections and expressions of opinion or predictions contained in the Management Plan, IMS represents only that such projections and expressions of opinion and predictions were made in good faith and that IMS believes there is a reasonable basis therefor.

     2.16.  OFFERING.  The offer, sale and issuance of the Shares as
            --------
contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and neither IMS nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

     2.17.  TITLE TO PROPERTY AND ASSETS; LEASES.  Except (a) as reflected in
            ------------------------------------
the Financial Statements (defined in Section 2.18), (b) for liens for current taxes not yet delinquent, (c) for liens imposed by law and incurred in the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, materialmen and the like, (d) for liens with respect to pledges or deposits underwriters' compensation laws or similar legislation, or
(e) for minor defects in title, none of which, individually or in the aggregate materially interferes with the use of such property, IMS owns its property and assets free and clear of all mortgages, liens, claims and encumbrances. With respect to the property and assets it leases, IMS is in compliance with such leases and, to the best of its knowledge,

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holds a valid leasehold interest free or any liens, claims or encumbrances, subject to clauses (a)-(e) above.

     2.18.  FINANCIAL STATEMENTS.  MS has delivered to McKesson its audited
            --------------------
financial statements (balance sheet and profit and loss statement, statement of stockholders' equity and statement of changes in financial position including any notes thereto) at December 31, 1992 and for the fiscal year then ended and its unaudited financial statements (balance sheet and profit and loss statement including any notes thereto) as at and for the nine-month period ended September 30, 1993 ("Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of IMS as of the dates, and for the periods, indicated therein, subject in the case of unaudited Financial Statements to normal year-end audit adjustments. Except as set forth in the Financial Statements, IMS has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 1993 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in

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both cases, individually or in the aggregate, are not material to the financial condition or operating results or IMS. Except as disclosed in the Financial Statements, IMS is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. IMS maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

     2.19.  CHANGES  To the best of IMS' knowledge, since September 30, 1993,
            -------
none or the following has occurred which remain in effect at the date of
Closing:

     2.19.1. any change in the assets, liabilities, financial condition or operating results of IMS from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

     2.19.2. any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects or financial condition of IMS (as such business is presently conducted and as it is proposed to be conducted);

     2.19.3. any waiver or compromise by IMS of a valuable right or of a material debt owed to it;

     2.19.4. any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by IMS, except in the ordinary course or business and which is not material to the business, properties, prospects or financial condition of IMS (as such business is presently conducted and as it is proposed to be conducted);

     2.19.5. any material change to a material contract or arrangement by which IMS or any of its assets is bound or subject;

     2.19.6. any material change in any compensation arrangement or agreement with any employee, officer, director, or stockholder;

     2.19.7. any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

     2.19.8. any resignation or termination of employment of any key officer of IMS; and IMS, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

     2.19.9. receipt of notice that there has been a loss of, or material order cancellation by, any major customer of IMS;

     2.19.10. any mortgage, pledge, transfer of a security interest in, or lien, created by IMS, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

     2.19.11. any loans or guarantees made by IMS to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

     2.19.12. any declaration, setting aside or payment or other distribution in respect of any of IMS' capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by IMS; or

     2.19.13. to the best of IMS' knowledge, any other event or condition of any character that might materially and adversely affect the business, properties, prospects or financial condition of IMS (as such business is presently conducted and as it is proposed to be conducted); or

     2.19.14. any agreement or commitment by IMS to do any of the things described in this Section 2.19.

     2.20.  PATENTS AND TRADEMARKS.  IMS owns or possesses sufficient legal
            ----------------------
rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. Except for agreements with its own employees or consultants, substantially in the form referenced in paragraph 2.23 below, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is IMS bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.
IMS has not received any communications alleging that IMS has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights of any other person or entity. IMS is not aware that any of it employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of IMS or that would conflict with IMS' business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of IMS' business by the employees of IMS, nor the conduct of IMS' business as proposed, will, to the best of IMS' knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any or such employees is now obligated. IMS does not believe it is or will be necessary to use any inventions or any of its employees (or persons it currently intends to hire) made prior to their employment by IMS.

     2.21. LICENSING AND DISTRIBUTION RIGHTS.  IMS has not granted rights to
           ---------------------------------
license, market, distribute, or sell its products to any other person and is not bound by any agreement that affects IMS' exclusive right to develop, distribute, market, or sell its products.

     2.22.  EMPLOYEES; EMPLOYEE COMPENSATION.  There is no strike, or labor
            --------------------------------
dispute or union organization activities pending or threatened between it and its employees. None of IMS' employees belongs to any union or collective bargaining unit. IMS has complied in all material respects with all applicable state and federal equal employment opportunity and other laws related to employment. No employee of IMS is or will be in violation of any judgment, decree or order, or any term of any employment contract, patent disclosure agreement or other contract or agreement relating to the relationship of any such employee with IMS or any other party because of the nature of the business conducted or to be conducted by IMS or to the utilization by the employee of his best efforts with respect to such business. IMS is not party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, or other employee compensation agreement. IMS is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with IMS, nor does IMS have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of IMS is terminable at the will of IMS.

     2.23.  CONFIDENTIALITY AGREEMENTS.  Each director and officer of IMS has
            --------------------------
executed and each employee will execute by January 31, 1994 a Confidentiality Agreement substantially in one of the forms attached as Schedule 4 hereto.

     2.24.  TAX RETURNS, PAYMENTS, AND ELECTIONS.  IMS has filed all tax
            ------------------------------------
returns and reports as required by law. These returns and reports are true and correct in all material respects. IMS has paid all taxes and other assessments due, except those contested by it in good faith. The provision for taxes of IMS as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. IMS has not elected pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as an S corporation or a collapsible corporation pursuant to Section 341(f) of Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material effect on the business, properties, prospects or financial condition of IMS. IMS has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute or limitations on the assessment or collection of any tax or governmental charge. None of IMS' federal income tax returns and none or its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities. Since the date of the Financial Statements, IMS has made adequate provisions on its books or account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. IMS has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositaries.

     2.25.  INSURANCE.  IMS has in full force and effect fire and casualty
            ---------
insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed. IMS has in full force and effect products liability insurance in amounts customary for companies similarly situated.

     2.26.  ENVIRONMENTAL AND SAFETY LAWS.  IMS is not in violation of any
            -----------------------------
applicable statute, law, or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law, or regulation.

     2.27.  MINUTE BOOKS.  The copy of the minute books of IMS provided to
            ------------
McKesson contain minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the time of incorporation and reflect all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes accurately in all material respects.

     2.28.  REAL PROPERTY HOLDING CORPORATION.  IMS is not a real property
            ---------------------------------
holding corporation within the meaning of Internal Revenue Code Section 897(c)(2) and any regulations promulgated thereunder.

     2.29.  REVIEW BY COUNSEL.  This Agreement, as well as all of the Alliance
            -----------------
Documents, have been reviewed by counsel for IMS.


3.  REPRESENTATIONS AND WARRANTIES OF McKESSON
    ------------------------------------------

     McKesson hereby represents and warrants that:

     3.1.  AUTHORIZATION.  It has full power and authority to enter into this
           -------------
Agreement and that this Agreement constitutes a valid and legally binding obligation of McKesson.

     3.2.  PURCHASE ENTIRELY FOR OWN ACCOUNT.  This Agreement is made to
           ---------------------------------
McKesson in reliance upon McKesson's representation to IMS, which by McKesson's execution of this Agreement McKesson hereby confirms, that the Shares, the Common Stock issuable upon conversion of the Shares and the Preferred Stock issuable upon exercise or the Warrants (collectively, the "Securities") will be acquired for investment for McKesson's own account, not as a nominee or agents and not with a view to the resale or distribution of any part thereof, and that McKesson has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, McKesson further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities.

     3.3.  RELIANCE UPON McKESSON'S REPRESENTATIONS.  McKesson understands that
           ----------------------------------------
the Shares are not, and any Common Stock acquired on conversion thereof at the time of issuance may not be, registered under the 1933 Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the 1933 Act pursuant to Section 4(2) thereof, and that IMS' reliance on such exemption is predicated on McKesson's representations set forth herein. McKesson realizes that the basis for the exemption may not be present if, notwithstanding such representations, McKesson has in mind merely acquiring the Shares or Common Stock issuable upon conversion thereof for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. McKesson has no such intention.

     3.4.  RESTRICTED SECURITIES.  McKesson understands that the Securities may
           ---------------------
not be sold, transferred, or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the 1933 Act, the Securities must be held indefinitely. In particular, McKesson is aware that the Securities may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless the conditions of that Rule are met.

     3.5.  LEGENDS.  To the extent applicable, each certificate or other
           -------
document evidencing any of the Securities shall be endorsed with the legends set forth below, and McKesson covenants that, except to the extent such restrictions are waived by IMS, McKesson shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in the legends endorsed on such certificate:

     3.5.1. "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS IMS HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

     3.5.2. "THE SHARES REPRESENTED HEREBY ARE SUBJECT TO AN AGREEMENT BETWEEN THE HOLDER HEREOF AND THE CORPORATION DATED AS OF JANUARY 6, 1994, THAT RESTRICTS THE SALE, ASSIGNMENT AND TRANSFER OF THE SHARES REPRESENTED HEREBY. A COPY OF SUCH AGREEMENT IS AVAILABLE, WITHOUT CHARGE, FROM THE SECRETARY OF THE CORPORATION."

4.  CONDITIONS OF McKESSON'S OBLIGATIONS AT CLOSING
    -----------------------------------------------

     The obligations of McKesson under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

     4.1.  REPRESENTATIONS AND WARRANTIES.  The representations and warranties
           ------------------------------
of IMS contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

     4.2.  PERFORMANCE.  IMS shall have performed and complied with all
           -----------
agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

     4.3.  COMPLIANCE CERTIFICATE.  The President of IMS shall deliver to
           ----------------------
McKesson at the Closing a certificate certifying that the conditions specified in paragraphs (4.1, 4.2, 4.4, 4.6, 4.7, 4.9, 4.10, 4.11 and 4.12) have been fulfilled.

     4.4.  QUALIFICATIONS.  All authorizations, approvals, or permits, if any,
           --------------
of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

     4.5.  PROCEEDINGS AND DOCUMENTS.  All corporate and other proceedings in
           -------------------------
connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to McKesson's counsel, which shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

     4.6.  OPINION OF COMPANY COUNSEL.  McKesson shall have received from Hopper
           --------------------------
and Kanouff, counsel for IMS, an opinion, dated the date or the Closing, in form and substance satisfactory to McKesson's counsel, to the effect that:

     4.6.1. IMS has been duly incorporated and organized and is a validly existing corporation in good standing under the laws of the State of Colorado.

     4.6.2. IMS has the requisite corporate power to own its property and assets and to conduct its business as it is currently being conducted and, to the best of our knowledge, is qualified as a foreign corporation to do business and is in good standing in each jurisdiction in the United States in which the ownership of its property or the conduct of its business requires such qualification and where any statutory fines or penalties or any corporate disability imposed for the failure to qualify would materially and adversely affect IMS, its assets, financial condition or operations.

     4.6.3. This Agreement, the Escrow Agreement, the Warrants and the Stockholders' Rights Agreement have been duly and validly authorized, executed and delivered by IMS and constitute valid and binding agreements of IMS enforceable against IMS in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability or equitable relief, including specific performance.

     4.6.4.  The authorized and outstanding capital stock of IMS is as follows:

     4.6.4.1.  PREFERRED STOCK.  2,000,000 shares of Series B Preferred Stock
               ---------------
(the "Series B Preferred Stock"). Such shares of Series B Preferred Stock have been duly authorized issued and delivered, are validly outstanding, fully paid and nonassessable. The respective rights, privileges and preferences of the Series B Preferred Stock are as stated in IMS' Certificate of Incorporation.
The Common Stock issuable upon the conversion of the Series B Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, when issued in accordance with IMS' Articles of Incorporation as amended to date, will be validly issued, fully paid and nonassessable. 500,000 shares of Series A Preferred Stock have been duly authorized, reacquired by IMS and are not available for reissuance.

     4.6.4.2.  COMMON STOCK.  20,000,000 shares of Common Stock, of which
               ------------
5,979,369 shares have been duly authorized, issued and delivered and are validly outstanding, fully paid and nonassessable.

     4.6.4.3.  OUTSTANDING RIGHTS.  Except as set forth on Schedule 2, there are
               ------------------
no preemptive rights or, to the best of counsel's knowledge, options, warrants, conversion privileges, or other rights (or agreements for any such rights) outstanding to purchase or otherwise obtain any of IMS' securities.

     4.6.5. The outstanding shares of Preferred Stock and Common Stock have been issued in accordance with the registration or qualification provisions or the Securities Act of 1933 and any relevant state securities laws or pursuant to valid exemptions therefrom.

     4.6.6. The execution, delivery and performance of this Agreement, the Escrow Agreement, the Warrants and the Stockholders' Rights Agreement by IMS on or prior to the Closing and the issuance of the Shares pursuant thereto do not violate any provision of IMS' Articles of Incorporation or Bylaws, and do not constitute a material default under the provisions of any material agreement known to us to which IMS is a party or by which it is bound, and do not violate or contravene (a) any governmental statute, rule or regulation applicable to IMS or (b) any order, writ, judgment, injunction, decree, determination or award which has been entered against IMS and of which we are aware, the violation or contravention of which would materially and adversely affect IMS, its assets, financial condition or operations.

     4.6.7. To the best of our knowledge, there is no action, proceeding or investigation pending or overtly threatened against IMS before any court or administrative agency that questions the validity of this Agreement, the Escrow Agreement, the Warrants or the Stockholders' Rights Agreement or might result, either individually or in the aggregate, in any material adverse change in the assets, financial condition, or operations of IMS.

     4.6.8. All consents, approvals, authorizations, or orders of, and filings, registrations, and qualifications with any regulatory authority or governmental body in the United States required for the consummation by IMS of the transactions contemplated by the Agreement, have been made or obtained, except
(a) for the filing of a Notice of Transaction Pursuant To Section 2501(f) of the California Corporate Securities Law of 1968, and (b) for the filing of a Form D pursuant to; Securities and Exchange Commission Regulation D.

     4.6.9. The offer and sale of the Shares is, the issuance of the Common Stock upon conversion of the Shares and the issuance of the Preferred Stock upon exercise of the Warrants would be, exempt from the registration requirements of the Securities Act of 1933, as amended to date.

     4.6.10. Upon issuance as described in this Agreement, the Shares will have been duly authorized and issued, and upon release of the Escrow Fund to IMS, all such Shares will be fully paid and non-assessable.

     4.7.  ESCROW AGREEMENT.  IMS, McKesson, and First Interstate Bank of
           ----------------
California shall have entered into the Escrow Agreement in the form attached as EXHIBIT A.
---------

     4.8.  STOCKHOLDER'S RIGHTS AGREEMENT.  IMS and McKesson shall have entered
           ------------------------------
into the Stockholder's Rights Agreement in the form attached as EXHIBIT B.
                                                                ---------

     4.9.  CERTIFICATION OF DESIGNATION.  IMS shall have executed and filed with
           ----------------------------
the Colorado Secretary of State a Certification of Designation, Voting Powers, Preferences and Rights of the 1993 Series C Convertible Preferred Stock in the form attached as EXHIBIT C.
                 ---------

     4.10.  WARRANTS.  IMS shall have approved, executed and delivered to
            --------
McKesson Warrant A in the form attached as EXHIBIT D; Warrant B in the form
                                           ---------
attached as EXHIBIT E; and Warrant C in the form attached as EXHIBIT F.
            ---------                                        ---------

     4.11.  LITIGATION.
            ----------

     4.11.1. For purposes of this Section 4.11, "Litigation" shall mean the following lawsuits: INTEGRATED MEDICAL SYSTEMS V. NEWHEALTH GROUP ET AL., No.
                    -----------------------------------------------------
525054 (Cal. Sup.

Ct.); NEWHEALTH GROUP, HEALTHCARE COMMUNICATIONS TECHNOLOGIES, ET AL. V.
      ------------------------------------------------------------------
INTEGRATED MEDICAL SYSTEMS, INC., No. 93-3757R (Central D. Cal.); HEALTHCARE
--------------------------------                                  ----------
COMMUNICATIONS TECHNOLOGIES INC. V. INTEGRATED MEDICAL SYSTEMS, INC., ET AL.;
----------------------------------------------------------------------------
No. BC090637 (Cal. Sup. Ct.); and IN RE THE NEWHEALTH GROUP, INC. V. INTEGRATED
                                  ---------------------------------------------
MEDICAL SYSTEMS, INC. ET AL., No. LA 93-40166-ER (U.S. Bankruptcy Court, Central
----------------------------
D. Cal.); and any other lawsuits brought after the date of this Agreement between IMS and NewHealth Group or any of its principals or affiliated parties.

     4.11.2.  IMS, McKesson, John McChesney ("McChesney") and David
Holbrooke ("Holbrooke") shall have entered into an agreement as follows:
Holbrooke and McChesney shall be jointly (but not severally) liable to IMS for all attorneys' fees and court costs (but not including any judgment against IMS) beyond $250,000 (net of any insurance recoveries by IMS for costs of the Litigation incurred after the Closing) that are incurred by IMS in the Litigation after January 1, 1994 up to a maximum obligation of Holbrooke and McChesney of $200,000 each, or $400,000 in the aggregate. Payment of such obligations by Holbrooke and McChesney shall be effected either (i) by delivery to IMS for surrender of one share of IMS common stock for each $4.00 of obligation incurred or (ii) by cash payments. Such agreement shall also provide that in the event IMS ultimately recovers, or receives in settlement, the outstanding stock of IMS-Net of Northern California, Inc. not held by IMS which is a subject of a portion of the Litigation (the "Stock"), and if the

Board of Directors or TMS other than McChesney and Holbrooke reasonably determines that the value of the Stock to IMS is at least equal to the amount advanced by Holbrooke and McChesney, then IMS shall reimburse, on a share-for-share basis or for cash payments advanced, Holbrooke and McChesney for all shares previously surrendered by them or for cash advanced to IMS under this Agreement.

     4.12.  MODIFICATION OF CERTAIN AGREEMENTS.
            ----------------------------------

     4.12.1. The Software License and Services Agreement dated March 22, 1991 between IMS and Medical Communication Networks, Inc. shall be amended to the reasonable satisfaction of McKesson to limit the scope of the License (as defined therein) to the Exclusive Territory (as defined therein).

     4.12.2. The Shareholders' Agreement dated March 22, 1991 between IMS and UniHealth America Ventures ("UniHealth") shall be amended to the reasonable satisfaction of McKesson to delete the buy-sell provisions contained therein.

     4.12.3. The Software License and Services Agreement dated March 22, 1991 between IMS and UniHealth shall be amended to the reasonable satisfaction of McKesson to limit the License (as defined therein) to current Approved UHA Organizations (as defined therein) and to future Approved UHA Organizations located in Ventura, Los Angeles, San Bernadino, Riverside and Orange Counties.

5.  CONDITIONS OF IMS' OBLIGATIONS AT CLOSING
    -----------------------------------------

     The obligations of IMS to McKesson under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by
McKesson:

     5.1.  REPRESENTATIONS AND WARRANTIES.  The representations and warranties
           ------------------------------
of McKesson contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

     5.2.  QUALIFICATIONS.  All authorizations, approvals, or permits, if any,
           --------------
of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

6.  INDEMNIFICATION
    ---------------

     IMS agrees to defend and indemnify McKesson and its respective affiliates, directors, officers, stockholders, employees, agents, successors and assigns (collectively, Indemnified Persons"), against and hold each of them harmless on an after-tax basis from any and all losses, liabilities, claims, suits, proceedings, demands, judgments, damages, expenses and costs, including, without limitation, reasonable counsel fees, costs and expenses incurred in the investigation, defense or settlement of any claims covered by this indemnify which any of Indemnified Persons may suffer or incur by reason of any of the following: (i) the inaccuracy or breach of any of the representations, warranties and covenants of IMS contained in this Agreement or any document, certificate or agreement delivered pursuant hereto; (ii) any claim made by any person (including any governmental entity) relating to or arising out of transactions, events, acts or omissions of or by IMS prior to the Closing that is not adequately accrued or otherwise reflected on the Financial Statements, other than any and all liabilities of IMS which are incurred after the date of such Financial Statements in the ordinary course of its business which are usual and normal in amount in relation to IMS' past experience.

7.  MISCELLANEOUS
    -------------

     7.1.  ENTIRE AGREEMENT.  This Agreement and the documents referred to
           ----------------
herein constitute the entire agreement between the parties and no party shall be liable or bound to the other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

     7.2.  SURVIVAL OF WARRANTIES.  The warranties, representations and
           ----------------------
covenants of IMS and McKesson contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

     7.3.  SUCCESSORS AND ASSIGNS.  Except as otherwise provided herein, the
           ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transfers of any Shares sold hereunder or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to offer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in his Agreement.

     7.4.  COUNTERPARTS.  This Agreement may be executed in two or more
           ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.5.  TITLES AND SUBTITLES.  The titles and subtitles used in this
           --------------------
agreement are used for convenience only and are not to be considered construing or interpreting this Agreement.

     7.6.  NOTICES.  Unless otherwise provided, any notice required or permitted
           -------
under this Agreement shall be given in
writing and shall be deemed effectively given upon personal delivery to the party to be notified by hand or professional courier service or five days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other party.

     7.7.  FINDER'S FEES.  Each party represents that it neither is nor will be
           -------------
obligated for any finders' fee or commission in connection with this transaction.

     McKesson agrees to indemnify and to hold harmless IMS from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which McKesson or any of its officers, partners, employees, or representatives is responsible.

     IMS agrees to indemnify and hold harmless McKesson from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which IMS or any of its officers, employees or representatives is responsible.

     7.8.  EXPENSES.  Each party shall pay all costs and expenses that it incurs
           --------
with respect to the negotiation, execution, delivery and performance of this Agreement.

     7.9.  AMENDMENTS AND WAIVERS.  Any term of this Agreement may be amended
           ----------------------
and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of IMS and the holders of more than 50% of the Common Stock (that has not been sold to the public) issued or issuable upon conversion of the Shares. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities, and IMS.

     7.10.  SEVERABILITY.  If one or more provisions of this Agreement are held
            ------------
to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     7.11.  CORPORATE SECURITIES LAW.  THE SALE OF THE SECURITIES WHICH ARE THE
            ------------------------
SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA

AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATION CODE. THE RIGHTS OF ALL STOCK PURCHASE AGREEMENT PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INTEGRATED MEDICAL SYSTEMS, INC.

By:   /s/  John A. McChesney
      ----------------------
Name:  John A. McChesney
      ----------------------
Title:  Chairman/CEO
      ----------------------

McKESSON CORPORATION

By:   /s/ David L. Mahoney
      ----------------------
Name:  David L. Mahoney
      ----------------------
Title:  Vice President
      ----------------------